DIEDRICH COFFEE, INC. DIEDRICH COFFEE, INC. Corporate Presentation July 2009 Corporate Presentation July 2009 © 2009 Diedrich Coffee, Inc. – All Rights Reserved NASDAQ: DDRX Exhibit 99.1 ®

NASDAQ: DDRX
Statements in this presentation that relate to future plans, financial results or projections, events or performance are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and fall under the safe harbor of those acts. Actual results and financial position could differ materially from those anticipated in the forward-looking statements as a result of a number of factors, including, but not limited to, the financial and operating performance of Diedrich
Coffee's wholesale operations, Diedrich Coffee’s ability to maintain profitability over time, the successful execution of Diedrich Coffee's growth strategies, the impact of competition, the availability of working capital, and other risks and uncertainties described in detail under "Risk Factors and Trends Affecting Diedrich Coffee and its
Business" in Diedrich Coffee’s annual report on Form 10-K for the fiscal year ended
June 25, 2008 and other reports filed with the Securities and Exchange Commission.
Except where required by law, Diedrich Coffee does not undertake an obligation to revise or update any forward-looking statements, whether as a result of new information, future events or changed circumstances.

Forward-Looking Statements
Forward-Looking Statements

DIEDRICH COFFEE

DIEDRICH COFFEE

Coffee People

Gloria Jean's COFFEES

NASDAQ: DDRX
Premier roaster & wholesaler of 30+ varietals of coffee through three brands:
• Diedrich Coffee
• Gloria Jean’s Coffees
• Coffee People
Exited retail locations in 2007 and Gloria Jean’s franchise business in 2009 to focus on more profitable wholesale coffee market
Majority of sales derived from wholesale single-serve coffee products through partnership with Keurig and their patented K-
Cups®
66,000 sq. ft. roasting facility in Castroville, CA; 40,000 sq. ft.
distribution facility in Salinas, CA

Executive Overview
Executive Overview

Revenue ($ in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$-
2000
2001
2002
2003
2004
2005
2006
2007
2008
YTD 2009
K-Cup
Retail
Whole Bean & Other

NASDAQ: DDRX

Strategic Execution Timeline
Strategic Transition to Premier Roaster & Wholesaler
Strategic Execution Timeline
Strategic Transition to Premier Roaster & Wholesaler
Fiscal Year End: June 25, 2008
¹Sale of U.S. Gloria Jean’s Coffee Franchises on June 12
th
effectively completed wholesale transition
Entered K-Cup partnership
Exited international franchise
Exited company-owned retail
Exited domestic franchise¹

NASDAQ: DDRX
Contributing factors:
Greater consumer awareness of specialty coffee due to increased availability (e.g. Starbucks, Peet’s)
Mainstreaming specialty coffee (e.g. McDonald’s offering specialty coffee system-wide in 2009)

Coffee Consumption Has Moved Upstream
Consumers Increasingly Demand Specialty Coffee
Coffee Consumption Has Moved Upstream
Consumers Increasingly Demand Specialty Coffee
¹Source: 2008 Report from National Coffee Association of U.S.A, Inc.
Increased quality differentiation – a
more “coffee-savvy” consumer
Ease of preparation of specialty
coffees resulting from increased use
of “at-home” brewers
% of Adults Consuming 1+ Gourmet
Coffee Beverages per Day¹

NASDAQ: DDRX
Keurig¹ owns patented, single-cup brewing
system using unique capsules for coffee, tea
and hot cocoa called the “K-Cup”
Keurig had #1 best selling coffeemaker and
three
models in the top five in dollar sales in
calendar Q1 2009²
Keurig is the market’s only single-serve
system that promotes brand and flavor variety
(i.e. open architecture)

Single-Serve Premium Coffee Market
Keurig is the Industry Leader
Single-Serve Premium Coffee Market
Keurig is the Industry Leader
¹Green Mountain Coffee Roasters (Nasdaq: GMCR) acquired Keurig in June 2006
²Source: Green Mountain Coffee Roasters (GMCR) Fiscal Q2 2009 Performance Investor Presentation
Diedrich French Roast
K-Cups - 18 Pack
Keurig K-Cup Brewing
System

Airtight Seal
for Freshness
The Ideal Pressure
for Perfect Results
Pressurized
Hot Water for
Optimum Flavor
Technically
Advanced Filter
for Maximum
Flavor Extraction

KEURIG

NASDAQ: DDRX

How the K-cup Works
How the K-cup Works
K-Cup easily inserts into
the award-winning Keurig
Brewing System
The patented K-Cup design assures a
perfect cup of coffee every time, quickly
and efficiently

DIEDRICH COFFEE

GREEN MOUNTAIN COFFEE

DIEDRICH COFFEE

VAN HOUTTE CAFE

Timothy's

NASDAQ: DDRX
Four companies license the Keurig K-Cup packaging technology
Green Mountain Coffee Roaster,(NASDAQ: GMCR), Keurig’s parent company, has greater than 50% market share¹

Single-Serve Competitive Landscape
Only Four Companies Manufacture K-Cups
Single-Serve Competitive Landscape
Only Four Companies Manufacture K-Cups
Green Mountain Coffee Roasters (NASDAQ: GMCR) manufactures under five brands: Green Mountain, Newman’s Own Organic, Tully’s, Celestial
Seasonings, and Caribou.
Diedrich Coffee (NASDAQ: DDRX) manufactures under three brands: Diedrich
Coffee, Gloria Jeans, and Coffee People.
Van Houtte Coffee (private), based in Montreal, Canada, manufactures their own brand name and tea under a licensing agreement with Bigelow Tea.
Timothy’s Coffee (private) of Toronto, Canada, manufactures under their own brand and Emeril’s under license. Acquired by Sun Capital Partners in
March 2008.
¹Source: Canaccord Adams February 2009 Equity Research Report

82% Dollar Share
81% Unit Share
Keurig Single Cup Market Share (%)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Dollar Share
Unit Share

NASDAQ: DDRX

Single-Cup Capsule Shares
K-Cup Format Currently Dominates Single-Serve Market
Single-Cup Capsule Shares
K-Cup Format Currently Dominates Single-Serve Market
Source: Canaccord Adams February 2009 Equity Research Report

Shipments (millions)
2,000
1,500
1,000
500
0
2005 - 2009E 52% CAGR
312
449
638
1,012
1,619 - 1,670
497
786
2005
2006
2007
2008
2009E
YTD Q2'08
YTD Q2'09

donut shop coffee
Gloria Jean's
HAZELNUT
FRENCH ROAST

NASDAQ: DDRX

Diedrich Benefits from K-Cup Growth…
Keurig K-Cup Shipments – All Roasters
Diedrich Benefits from K-Cup Growth…
Keurig K-Cup Shipments – All Roasters
Source: Green Mountain Coffee Roasters (GMCR) Fiscal Q2 2009 Performance Investor Presentation
GMCR most recent fiscal year end: Sept 27, 2008

Shipments (thousands)
1,500
1,000
500
0
2005 - 2008 91% CAGR
142
247
479
983
516
1,190
2005
2006
2007
2008
YTD Q2'08
YTD Q2'09

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…and Increased Brewer Penetration…
Keurig Brewer Shipments (all channels)
…and Increased Brewer Penetration…
Keurig Brewer Shipments (all channels)
Source: Green Mountain Coffee Roasters (GMCR) Fiscal Q2 2009 Performance Investor Presentation
GMCR most recent fiscal year end: Sept 27, 2008

Retail
Supermarket
# of Locations
24,000
20,000
16,000
12,000
8,000
4,000
0
2004 - 2008 201% CAGR
200
200
3,500
3,500
7,200
200
7,000
11,300
1,300
10,000
16,400
2,600
13,800
20,600
3,800
16,800
2004
2005
2006
2007
2008
YTD
Apr'09

NASDAQ: DDRX

…Into Major Retailers
Locations Selling Keurig At-Home Brewers
…Into Major Retailers
Locations Selling Keurig At-Home Brewers
Source: Green Mountain Coffee Roasters (GMCR) Fiscal Q2 2009 Performance Investor Presentation
GMCR most recent fiscal year end: Sept 27, 2008

NASDAQ: DDRX
Entered license & distribution agreement with Keurig in
2000 as 2
nd
roaster of K-Cups (vs. four today)
License allows for utilization of Keurig’s patented
single serve coffee brewing technology to produce
Diedrich-branded K-Cups
Keurig handles all distribution and sales of Diedrich K-
Cups throughout 16,000+ retail locations selling Keurig
single-cup brewers
Agreement expires July 2013 and “Evergreens”
thereafter based upon certain volume thresholds,
which are currently being exceeded

Diedrich’s Fit in Single-Serve Story
Partnership with Keurig Signed in 2000
Diedrich’s Fit in Single-Serve Story
Partnership with Keurig Signed in 2000

NASDAQ: DDRX
Keurig’s focus has always been on
specialty/premium coffee
Keurig promotes brand and flavor
variety
Keurig systems are applicable to
multiple channels (e.g. home,
office coffee systems and hotels)

Why Keurig’s System Works So Well
“Consumer Choice”
Why Keurig’s System Works So Well
“Consumer Choice”
Keurig K-Cups and Brewer Display
Bed, Bath & Beyond - Raleigh, NC

Quarter-Over-Quarter At-Home Revenue Growth
$9.2M
+165%
$3.5M
Q3'08
Q3'09

Quarter-Over-Quarter OCS Revenue Growth
+39%
$6.6M
$4.8M
Q3'08
Q3'09

NASDAQ: DDRX
1. At-home (Reseller) Market
•
Diedrich-branded K-Cups sold to Keurig
and distributed to retail
•
Diedrich-branded K-Cups sold to
Amazon.com
2. Office Coffee Service – “OCS”
•
Diedrich-branded K-Cups sold to Keurig
Authorized Distributors (KADs) for resale
to offices, hotels and e-commerce sites
•
Includes remaining Gloria Jean’s
franchises

Diedrich-Branded K-Cup by Channel
K-Cups Distributed Through Two Channels
Diedrich-Branded K-Cup by Channel
K-Cups Distributed Through Two Channels

NASDAQ: DDRX

Roasting & Distribution Facility
Castroville, CA
Roasting & Distribution Facility
Castroville, CA
66,000 square feet
New management instituted process & utilization improvements
Operate 5 production lines, 5 days per week in three 8-hour shifts
Keurig capacity and quality control on-site audits twice per year
Ample capacity in place to meet forecasted demand
Salinas, CA
40,000 square feet
Central distribution point

DIEDRICH COFFEE

Coffee People

Gloria Jean's COFFEES

NASDAQ: DDRX

Brand Breakdown
Three Brand Names Selling 30+ K-Cup Varieties
Brand Breakdown
Three Brand Names Selling 30+ K-Cup Varieties
•
Traditional customer
•
Premium, high-end roasts
•
Younger demographic, bold flavors, edgy packaging
•
Includes Donut Shop blend - #1 grocery seller on
Amazon.com and in the Top 10 customer choices on
Keurig.com¹
•
Flavored coffee
•
Includes hazelnut blend – in the Top 10 customer
choices on Keurig.com¹
¹Source: Keurig.com and Amazon.com as of June 22, 2009

2005 - 2008 Wholesale Revenue CAGR 33%
$ in millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$16.5
$21.2
$28.1
$39.1
$41.4
2005
2006
2007
2008
YTD 2009

NASDAQ: DDRX 18 Annual Wholesale Net Revenue 33 % CAGR Fueled by K-Cup Volume Growth Annual Wholesale Net Revenue 33 % CAGR Fueled by K-Cup Volume Growth

Q3'08 to Q3'09 - 79% Q-o-Q
Wholesale Revenue Growth
$ in millions
$0
$4
$8
$12
$16
$20
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
$6.9
$0.9
$0.8
$8.8
$0.9
$1.5
$6.5
$0.6
$1.1
$10.4
$0.8
$1.3
$9.7
$0.7
$1.0
$12.6
$0.8
$1.1
$10.3
$0.5
$0.9
$13.7
$0.6
$1.4
$17.4
$0.6
$1.5
Retail
Franchise
Wholesale

NASDAQ: DDRX 19 Quarterly Net Revenue by Segment 79% Quarter-over-Quarter Wholesale Revenue Growth Quarterly Net Revenue by Segment 79% Quarter-over-Quarter Wholesale Revenue Growth

K-Cup Net Sales ($ in millions)
$0
$10
$20
$30
$40
2005 - 2008 K-Cup Revenue CAGR 58%
$7.9
$12.9
$19.6
$31.4
$36.9
2005
2006
2007
2008
YTD 2009

NASDAQ: DDRX 20 Diedrich K-Cup Revenue 58% K-Cup Revenue CAGR Diedrich K-Cup Revenue 58% K-Cup Revenue CAGR

NASDAQ: DDRX
Cash and short-term investment balance of $1.8 million, with $5 million of outstanding borrowings under current credit facilities
(Sequoia Enterprises)
$2 million note due Mar. 2010; $3 million term loan ($1 million due
Aug. 2009, $2 million due Aug. 2011)
Accounts receivable increased 97% to $9.9 million, and accounts payable increased 61% to $8.3 million, primarily from 45%+ average increase in wholesale sales compared to Q4 of fiscal 2008

Balance Sheet & Cash Flow Highlights
As of Fiscal Q3 2009
Balance Sheet & Cash Flow Highlights
As of Fiscal Q3 2009

DDRX Daily
6/25/09
20
15
10
5
0
Volume
©BigCharts.com
1
0.5
0
Millions
Aug Sep Oct Nov Dec '09 Feb Mar Apr May Jun

NASDAQ: DDRX

Key Financial Highlights: DDRX
Key Financial Highlights: DDRX
Trading Data
Stock Price
(06/25/09)
$18.95
52 Week Low/High $0.21 - $19.20
Avg. Daily Vol.
(3 months)
156,000
Basic/Diluted Shares 5.8M/7.8M
Public Float,
est.
3.0M
Institutional Holdings 14%
Insider Holdings 45%
Valuation
Measures¹
Market Cap $147.2M
Enterprise Value $149.6M
EV/Revenue
(ttm)
2.4x
Financial Highlights
(mrq - Mar ‘09)
Net Sales $19.5M
EBITDA $2.0M
EPS $0.25
Net Cash $1.8M
Total Debt $4.2M
Current Ratio 1.2:1
Source: Bloomberg, company filings
¹Based on diluted shares outstanding, calculated using treasury method

NASDAQ: DDRX
Favorable macro coffee market trends: a more sophisticated
customer demanding gourmet coffee
Strong industry growth trends: Keurig forecasts ~1.6 billion K-
Cup shipments in fiscal 2009; 52% CAGR from 2005 and 63%
growth year-over-year¹
66,000 sq. ft. roasting facility with ample roasting capacity to meet forecasted demand
Outstanding brand reputation and 35 years of experience
sourcing and roasting high-quality specialty coffees
Diedrich Coffee Q3’09 vs. Q3’08 at-home revenue growth of 165%

Diedrich
Coffee Key Take-Aways
Diedrich
Coffee Key Take-Aways
¹Source: Green Mountain Coffee Roasters (GMCR) Fiscal Q2 2009 Performance Investor Presentation

NASDAQ: DDRX

For More Information
For More Information
Diedrich Coffee Inc.
28 Executive Park, Suite 200
Irvine, CA 92614
Phone: (949) 260-6700
Company Contact
Sean McCarthy, CFO
(949) 260-6700
Investor Relations
Liolios Group
Scott Liolios or Cody Slach
949-574-3860
info@liolios.com
NASDAQ: DDRX